UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2017
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
As disclosed in Carter Validus Mission Critical REIT, Inc.'s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on May 19, 2016, notwithstanding the terms of the Amended and Restated Advisory Agreement dated November 26, 2010 (as amended and renewed, the “Advisory Agreement”), by and among the Company, Carter/Validus Operating Partnership, LP and Carter/Validus Advisors, LLC, (the "Advisor"), the Advisor agreed to receive a reduced disposition fee payable to the Advisor or its affiliates in the event of a disposition of all or substantially all of the assets of the Company, a sale of the Company, or a merger with a change of control of the Company of up to the lesser of 50% of the fees paid in the aggregate to third party investment bankers for such transaction or 0.50% of the transaction price. This reduced disposition fee was approved by the Company’s board of directors on May 5, 2016.
Notwithstanding the terms of the Advisory Agreement, the Advisor further agreed to receive a reduced disposition fee payable to the Advisor or its affiliates in connection with the sale of one or more of the assets of the Company equal to an amount of up to the lesser of 50% of the fees paid in the aggregate to third party investment bankers for such transaction or 0.50% of the transaction price. This reduced disposition fee was approved by the Company’s board of directors on September 13, 2017.
Pursuant to the Advisory Agreement, the disposition fee is payable to the Advisor if the Advisor or its affiliates provide a substantial amount of the services (as determined by a majority of the Company’s independent directors) in connection with the sale of one or more properties.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: September 20, 2017	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer